                              THE KENWOOD FUNDS

                       THE KENWOOD GROWTH & INCOME FUND



                              SEMI-ANNUAL REPORT


                               OCTOBER 31, 1996








Shareholder Letter..........................................................1
Statement of Assets and Liabilities.........................................2
Statement of Operations.....................................................2
Statement of Changes in Net Assets..........................................3
Financial Highlights........................................................3
Schedule of Investments.....................................................4
Notes to the Financial Statements...........................................5-6



    This report is authorized for distribution only when preceded or accompanied by a current prospectus.

                                                December 6, 1996





Dear Fellow Shareholders,

I would like to welcome you as a shareholder of The Kenwood Growth & Income Fund. We appreciate your vote of confidence. As you may know, one of my personal goals was to create an investment vehicle which would enable individuals and institutions to have their money managed by the Kenwood Group, Inc. without having to meet our minimum asset size requirements.

The Kenwood Growth & Income Fund, which began accepting investments May 1st, had 40 initial investors with an average account value of approximately $10,000 as of October 31, 1996. We anticipate new accounts which will put us in reach of our year-end goal of $1,000,000 from investors. Our marketing plan for 1997 includes targeting 401K Plans in companies with less than 50 employees, encouraging potential clients to transfer IRA Accounts, and having representatives of the Fund speak about the importance of investing in the stock market utilizing mutual funds at public and private gatherings.

As the investment adviser, The Kenwood Group, Inc., employs a bottom-up approach. Rigorous fundamental analysis is central to our strategy. Key elements of the evaluation process is close examination of each company's management decisions and to monitor performance for consistency with stated goals. We tend to take a contrarian approach with a preference for well-managed companies that are priced below their inherent value. Utilizing these strategies, the performance for the first six months was 2.9%, representing a net asset value per share of $10.29. Performance was positively affected by overweighed positions in retail and financial companies. Technology stocks in general continued to underperform the market.

The Kenwood Group continues to view the market as quite uncertain. Recently, we reduced the riskiness of the portfolio because of our continued caution regarding the economic outlook. The mid-year correction that we expected "came and went" all during the 3rd quarter. We are concerned that the recovery was too rapid and, thus, have become cautious about the next several months.

We believe that mutual funds are the best vehicle to grow equity investments for busy people. Funds should be invested for a period of three years or more to benefit from a full market cycle. Our well diversified portfolio includes stocks with investment returns that we hope meets your personal goals. We look forward to a long and profitable relationship with you.



                                   Sincerely,





                                   Barbara L. Bowles
                                   President

THE KENWOOD GROWTH & INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
(Unaudited)
ASSETS:
    Investments, at value (cost $382,930)           $387,191
    Income receivable                                    708
    Receivable from Adviser                           37,227
                                                   ---------
         Total Assets                                425,126
                                                   ---------
LIABILITIES:
    Payable for securities purchased                   6,562
    Accrued expenses                                  38,064
                                                   ---------
         Total Liabilities                            44,626
                                                   ---------
NET ASSETS                                          $380,500
                                                   =========
NET ASSETS CONSIST OF:
    Capital stock                                   $371,763
    Undistributed net investment income                2,539
    Undistributed accumulated net realized
      gains on investments                             1,936

    Unrealized net appreciation on
      investments                                      4,262
                                                   ---------
         Total Net Assets                           $380,500
                                                   =========

    Shares outstanding
      (unlimited amount of shares
      authorized)                                     36,983
    Net asset value and redemption
      price per share                                 $10.29
                                                   =========


STATEMENT OF OPERATIONS
May 1, 1996 (1) through October 31, 1996
(Unaudited)
INVESTMENT INCOME:
  Dividend income                                     $2,420
  Interest income                                      1,315
                                                   ---------
                                                       3,735
                                                   ---------
EXPENSES:
  Investment advisory fees                               967
  Administration fees                                  9,754
  Shareholder servicing and accounting costs          20,979
  Distribution fees                                      322
  Custody fees                                         2,047
  Federal and state registration fees                  6,283
  Professional fees                                    8,866
  Reports to shareholders                              2,919
  Trustees' fees and expenses                          4,628
  Other                                                  588
                                                   ---------
  Total expenses before waiver and reimbursement      57,353
      Less:  Waiver of expenses and reimbursement    (56,157)
                                                   ---------
       Net Expenses                                    1,196
                                                   ---------
NET INVESTMENT INCOME                                  2,539
                                                  ----------
REALIZED AND UNREALIZED GAINS:
  Net realized gain on investments:                    1,936

  Change in unrealized appreciation
      on investments                                   4,262
                                                  ----------
       Net gain on investments                         6,198
                                                  ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $8,737
                                                  ==========
(1) Commencement of operations.




                    See notes to the financial statements.

THE KENWOOD GROWTH & INCOME FUND



STATEMENT OF CHANGES IN NET ASSETS             FINANCIAL HIGHLIGHTS
May 1, 1996 (1) through October 31, 1996       May 1, 1996 (1) through October 31, 1996
(Unaudited)                                    (Unaudited)
OPERATIONS:
                                               Per share data:
    Net investment income      $2,539            Net asset value, beginning of period         $10.00
    Net realized gain
      on investments            1,936
    Change in unrealized
      appreciation                             Income from investment operations:
      on investments            4,262            Net investment income                          0.07
                               ------
    Net increase in net assets                   Net realized and unrealized gains (losses)
       resulting from
       operations               8,737              on securities                                0.22
                               ------                                                         ------
CAPITAL SHARE TRANSACTIONS:                      Total from investment operations               0.29

    Shares sold               371,825          Less Distributions:
    Shares issued to owners
       in reinvestment of                        Dividends from net investment income              -
       dividends                  ---            Distributions from capital gains                  -
                              -------                                                         ------
                              371,825            Total distributions                               -

    Shares redeemed               (62)         Net asset value, end of period                 $10.29
                              -------                                                         ======
    Net Increase              371,763
                                               Total Return                                     2.90%
TOTAL INCREASE
    IN NET ASSETS                              Supplemental data and ratios:
                              380,500            Net assets, end of period                  $380,500
NET ASSETS:                                      Ratio of net expenses to average net
                                                   assets(2)                                    0.92%
                                                 Ratio of net investment income
    Beginning of period           ---              to average net assets (2)                    1.95%
                              -------            Portofolio turnover rate (3)                   8.30%
    End of period (including                     Average Commission Rate Paid               $ 0.0600
     undistributed net
     investment income
     of $2,539)              $380,500
                             ========          (1)  Commencement of operations.
(1) Commencement of operations.                (2)  Annualized.  Without expense reimbursements of $56,157 for the period, the ratio of expenses to average net assets would have been 44.11% and the ratio of net investment income to average net assets would have been (41.24)%.
                                               (3)  Not annualized.




                    See notes to the financial statements.

THE KENWOOD GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS
October 31, 1996
(Unaudited)


Number of                                          Market         Number of                                              Market
 Shares                                             Value         Shares                                                  Value
----------                                        ---------      ----------                                              --------
        COMMON STOCKS   91.7%                                            PRODUCER DURABLES 2.9%
                                                                     560 Amphenol Corporation *                          $11,130
        AUTOS & TRANSPORTATION 6.5%                                                                                     --------
    100 AMR Corporation *                           $8,400               TECHNOLOGY 11.4%
     55 Federal Express Corporation *                4,428           185 Adobe Systems, Inc.                               6,406
    250 Kansas City Southern Industries, Inc.       11,750           430 Autodesk, Inc.                                    9,836
                                                  --------           460 DSC Communications Corporation *                  6,383
                                                    24,578           385 Helix Technology Corporation                     10,251
                                                  --------         1,145 Novell, Inc. *                                   10,591
                                                                                                                        --------
        CONSUMER DISCRETIONARY 17.6%                                                                                      43,467
    690 ADT Ltd.  *                                 13,628                                                              --------
    285 American Greetings Corporation               8,354
    100 Circuit City Stores, Inc.                    3,275               UTILITIES 9.5%
    300 Mattel, Inc.                                 8,662           200 Century Telephone Enterprises                     6,425
    695 The Limited, Inc.                           12,771           360 Entergy Corporation                              10,080
    265 Time Warner, Inc.                            9,871           100 People's Energy Corporation                       3,525
    200 Tupperware Corporation                      10,275           135 Unicom Corporation                                3,510
                                                  --------           455 WPL Holdings, Inc.                               12,797
                                                    66,836                                                              --------
                                                  --------                                                                36,337
                                                                                                                        --------
        CONSUMER STAPLE 4.6%
    680 A.T. Cross Company                           7,735               Total Common Stock (Cost $344,713)              348,975
    125 CPC International, Inc.                      9,859                                                              --------
                                                  --------
                                                    17,594
                                                  --------
                                                                  Principal                                              Market
        FINANCIAL SERVICES 13.5%                                  Amount                                                  Value
    200 Allstate Corporation                        11,225        ----------                                             -------
    100 First Chicago NBD Corporation                5,100               SHORT-TERM INVESTMENTS 10.1%
    240 H. F. Ahmanson & Company                     7,530               VARIABLE RATE DEMAND NOTES 10.1%
    200 Student Loan Marketing Assoociation         16,550           551 American Family Financial Services, Inc.            551
    200 St. Paul Companies, Inc.                    10,875        18,833 Johnson Controls                                 18,833
                                                  --------        18,833 Wisconsin Electric Power Co.                     18,833
                                                    51,280                                                              --------
                                                  --------
                                                                         Total Short-Term Investments (Cost $38,217)      38,217
                                                                                                                        --------
        HEALTHCARE 8.4%
    160 Baxter International, Inc.                   6,660
    300 Foundation Health Corporation*               8,962               Total Investments (Cost $382,930)               387,192
    241 MedPartners, Inc. *                          5,091                                                              --------
    740 Mylan Laboratories                          11,193
                                                  --------
                                                    31,906               Liabilities, less Other Assets (1.8%)            (6,692)
                                                  --------                                                              --------

                                                                         TOTAL NET ASSETS 100.0%                        $380,500
                                                                                                                        ========
        INTEGRATED OILS 5.0%
    485 Occidental Petroleum Corporation            11,882
    200 Unocal Corporation                           7,325
                                                  --------               * non-income producing
                                                    19,207
                                                  --------

        MATERIALS & PROCESSING 12.3%
    610 Ball Corporation                            14,716
    200 Corning, Inc.                                7,750
    110 Fluor Corporation                            7,205
    200 Morton International, Inc.                   7,875
    250 Nalco Chemical Company                       9,094
                                                  --------
                                                    46,640
                                                  --------



                    See notes to the financial statements.

THE KENWOOD GROWTH & INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)

1).  ORGANIZATION
     The Kenwood Growth & Income Fund (the "Fund") is a mutual fund created by The Kenwood Funds (the "Trust") which was organized as a business trust under the laws of Delaware on January 9, 1996. The Fund is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund issued and sold 10,001 shares of its capital stock at $10 per share on April 11, 1996. The Fund commenced operations on May 1, 1996. The objective of the Fund is capital appreciation and current income.


2).  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the current bid quotation if market quotations are available. Money market instruments maturing in 60 days or less are normally valued at amortized cost. Money market securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued as determined in good faith by the Board of Trustees.

b). Federal Income Taxes - No provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Income and Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f). Other - Investment and shareowner transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:


                                    May 1, 1996 (inception)
                                    to October 31, 1996
                                    -----------------------
                                      Amount    Shares
                                      --------  -------
     Shares sold                      $371,825   36,989
     Shares issued to owners in
       reinvestment of dividends             -        -
                                      --------   ------
                                       371,825   36,989

     Shares redeemed                       (62)      (6)
                                      --------   ------
       Net increase                   $371,763   36,983

4).  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period May 1, 1996 (inception) through October 31, 1996, were as follows:

                                      Purchases  Sales
                                      ------------------
    U. S. Government                      --        --
    Other                             $359,705  $16,929

     At October 31, 1996, gross unrealized appreciation and depreciation of investment for federal income tax purposes was as follows:

    Appreciation                       $23,898
    (Depreciation)                     (19,636)
                                       -------
    Net unrealized appreciation
     on investments                    $ 4,262
                                       =======

    At October 31, 1996, the cost of investments for federal income tax purposes was $382,930.

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
     The Trust has entered into an investment advisory agreement with The Kenwood Group, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on the average daily net assets over $1 billion. The Adviser has agreed to waive the management fee for the Fund's first fiscal year. The Adviser has also agreed to reimburse certain other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed the annual rate of 0.92% of the average net assets of the Fund, computed on a daily basis.

     The Trust has entered into a distribution agreement with AmeriPrime Financial Securities, Inc. (the "Distributor"). Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule. The Fund accrued $322 for the period May 1, 1996 to October 31, 1996, pursuant to the Plan.